NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated May 28, 2019
to the Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund

At a  meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 6, 2019, the Board approved a new subadvisory agreement with Invesco Advisers, Inc. (“Invesco”) for the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, each a series of the Trust (each, a “Fund,” and together, the “Funds”).  The Board approved this agreement because OppenheimerFunds, Inc. (“Oppenheimer”), a subadviser to each Fund, was acquired by Invesco Ltd., the ultimate parent company of Invesco, pursuant to an agreement reached with Oppenheimer’s indirect parent company, Massachusetts Mutual Life Insurance Company (the “Transaction”). Upon the closing of the Transaction, a change in control of Oppenheimer occurred that caused Oppenheimer’s subadvisory agreement with the Trust to terminate.

Effective immediately, Invesco Advisers, Inc. replaces Oppenheimer as a subadviser to each Fund and the Prospectus is amended as follows:

1.	All references to “OppenheimerFunds, Inc. (“Oppenheimer”)” are deleted and replaced with “Invesco Advisers, Inc. (“Invesco”).”

2.	All references to “Oppenheimer” are deleted and replaced with “Invesco.”

3.	The information relating to OppenheimerFunds, Inc. under the heading “Fund Management – Subadvisers” on page 60 of the Prospectus is deleted in its entirety and replaced with the following:

INVESCO ADVISERS, INC. (“INVESCO”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, is the subadviser to a portion of each of the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company.

4.	Shareholders of the Funds will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Invesco.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE